UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2010

MONTPELIER RE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Montpelier House

94 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 296-5550

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

On March 30, 2010, Montpelier Reinsurance Ltd. and Montpelier Capital Limited, two wholly-owned subsidiaries of Montpelier Re Holdings Ltd. (the “Registrant”), entered into a Lloyd’s Deposit Trust Deed (Third Party Deposit), a Deed of Determination Release and Substitution, and an Investment Management Agreement (collectively, the “LDTD”) with the Society incorporated by Lloyd’s Act 1871 (the “Society”) and, in the case of the Investment Management Agreement, GR-NEAM Limited, in order to maintain Montpelier Capital Limited’s (the “Corporate Member’s”) ongoing Funds at Lloyd’s (“FAL”) requirement.  The LDTD replaces the letter of credit facility described in Item 1.02, which previously supported the Corporate Member’s FAL requirement in respect of Montpelier Syndicate 5151 (“Syndicate 5151”).

The foregoing description of the LDTD does not purport to be complete and is qualified in its entirety by reference to the full text of the Lloyd’s Deposit Trust Deed (Third Party Deposit), Deed of Determination Release, and Substitution and Investment Management Agreement, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K.

Item 1.02.              Termination of a Material Definitive Agreement

On or about March 31, 2010, the Registrant and its wholly-owned subsidiaries, Montpelier Reinsurance Ltd. and Montpelier Capital Limited, terminated the Amended and Restated Letter of Credit Facility Agreement dated March 24, 2009, and all related supporting agreements among Montpelier Reinsurance Ltd., Montpelier Re Holdings Ltd. Montpelier Capital Limited, The Royal Bank of Scotland plc and ING Bank N.V., London Branch, and The Royal Bank of Scotland plc (“Amended and Restated Letter of Credit Facility Agreement”).

Montpelier Re Holdings Ltd. and two of its wholly-owned subsidiaries, Montpelier Reinsurance Ltd. and Montpelier Capital Limited originally entered into a Standby Letter of Credit Facility Agreement (the “Facility”) with The Royal Bank of Scotland plc on June 21 2007.

The Facility provided the Registrant with a secured £74 million standby letter of credit facility through December 31, 2012, which was to be used to support business written by its Montpelier Syndicate 5151.  On October 27, 2008, the Facility was amended and restated to provide the Registrant with a secured £110 million standby letter of credit facility through December 31, 2013 (the “Original Facility Agreement”).

On March 24, 2009, the Original Facility Agreement was amended and restated to provide the Registrant with a secured $230,000,000 standby letter of credit facility through December 31, 2013. The LDTD described in Item 1.01 replaces the Amended and Restated Letter of Credit Agreement.

In connection with the termination of the Amended and Restated Letter of Credit Facility Agreement, the Security Agreement dated as of June 21, 2007 between Montpelier Reinsurance Ltd. and The Royal Bank of Scotland plc in its capacity as Security Trustee of the Finance Parties and the Control Agreement dated June 21, 2007, among Montpelier Reinsurance Ltd., The Royal Bank of Scotland plc, as Security Trustee for itself and the other lending institutions party to the Standby Letter of Credit Facility Agreement dated as of June 21, 2007, and The Bank of New York, as Custodian were also terminated.

Item 9.01.              Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1

Lloyd’s Deposit Trust Deed (Third Party Deposit) dated March 30, 2010 among Montpelier Capital Limited (as Corporate Member), Montpelier Reinsurance Ltd. (as Depositor) and the Society incorporated by Lloyd’s Act 1871 (the Society).

10.2	Deed of Determination Release and Substitution dated March 30, 2010 between the Society incorporated by Lloyd’s Act 1871, Montpelier Capital Limited and Montpelier Reinsurance Ltd.

10.3	Investment Management Agreement dated March 30, 2010 between Montpelier Capital Limited, Montpelier Reinsurance Ltd., the Society incorporated by Lloyd’s Act 1871 and GR-NEAM Limited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.
(Registrant)

March 31, 2010	By:	/s/ Jonathan B. Kim
Date	Name:	Jonathan B. Kim
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

Lloyd’s Deposit Trust Deed (Third Party Deposit) dated March 30, 2010 among Montpelier Capital Limited (as Corporate Member), Montpelier Reinsurance Ltd. (as Depositor) and the Society incorporated by Lloyd’s Act 1871 (the Society).

10.2	Deed of Determination Release and Substitution dated March 30, 2010 between the Society incorporated by Lloyd’s Act 1871, Montpelier Capital Limited and Montpelier Reinsurance Ltd.

10.3	Investment Management Agreement dated March 30, 2010 between Montpelier Capital Limited, Montpelier Reinsurance Ltd., the Society incorporated by Lloyd’s Act 1871 and GR-NEAM Limited.